Thursday August 14, 8:00 am ET

Second Quarter Revenue Reaches a Record $387 Million Increasing 219% Year Over Year

 BEIJING, Aug. 14 /Xinhua-PRNewswire-FirstCall/ — General Steel Holdings, Inc. ('General Steel') ('Company') (NYSE: GSI - News), one of China's leading non- state owned steel products producer, today announces its financial results for the second quarter of 2008.

Recent Company Highlights

—	Revenue increased 219% year over year to a record $387 million.

—	Net income, excluding non-cash derivative associated expenses, increased 136% to $4.5 million.

—	Total shipment volume increased from 0.3 million tons to 0.6 million tons during the second quarter of 2008.

—
In June 2008, acquired a controlling interest in Maoming Hengda Steel Group Limited, a steel products processor located in the Guangdong province with an annual production capacity of 1.8 million tons.

—	Aggregate production capacity increased to 4.8 million tons.

—	At Longmen Joint Venture, building two new blast furnaces and supporting facilities anticipated to increase crude steel production capacity from 2.5 million tons to 4.0 million tons.

—	In August 2008, migrated from the NYSE Arca exchange to begin trading on the NYSE.

Second Quarter 2008 Results

	Q2 2008		Q2 2007	vs. Q2 2007
Net Sales	$387.0 million		$121.3 million	+219%
Gross Profit	$22.9 million		$8.1 million	+182%
Non-GAAP Net Income*	$4.5 million		$1.9 million	+136%
GAAP Net Income	$(24.3 million	)		N/A
Non-GAAP EPS (Fully Diluted) *	$0.13		$0.06	+113%
GAAP EPS (Fully Diluted)	$(0.70)			N/A

Six Months 2008 Results

	H1 2008		H1 2007	vs. H1 2007
Net Sales	$678.6 million		$158.9 million	+327%
Gross Profit	$35.9 million		$9.8 million	+266%
Non-GAAP Net Income*	$4.8 million		$2.4 million	+100%
GAAP Net Income	$(22.1 million	)		N/A
Non-GAAP EPS (Fully Diluted) *	$0.14		$0.08	+83%
GAAP EPS (Fully Diluted)	$(0.63)			N/A

*
The denoted Net Income and EPS are Non-GAAP calculations and do not include non-operating, non-cash derivative associated expenses from the convertible bond and related warrants issued on December 13, 2007. Further information is provided below and in the section titled "Explanation of Non-Cash Derivative Expenses".

"The second quarter of 2008 was a pivotal quarter for General Steel," said Henry Yu, CEO and Chairman of General Steel Holdings, Inc. "As witnessed by our recent acquisition of Maoming, we remain steadfast in executing our strategy of growing through aggressive mergers, joint ventures and acquisitions, targeting state-owned enterprise steel companies and selected entities with outstanding potential," added Mr. Yu, "We are pleased to be building at our Longmen Joint Venture two new 1280 cubic meter blast furnaces. Upon completion we anticipate this will double our pig-iron capacity and allow us to increase crude steel production capacity from 2.5 to 4.0 million tons annually. The added output and production efficiencies will better allow us to exploit the strong demand and our unique advantages in the Xi'an and Shaanxi markets."

Second Quarter 2008 Financial Results

Net sales for the second quarter of 2008 were approximately $387 million compared to $121.3 million in the same period of 2007, an increase of 219.2%. The increase in net sales is mostly attributed to the Longmen Joint Venture which started its operations in June of 2007. Cost of sales increased to $364.2 million for the second quarter of 2008 compared to $113.1 million for the same period of 2007, an increase of 222%.

Gross profit for the second quarter of 2008 was approximately $22.9 million, an increase of 182% or $14.8 million from $8.1 million for the same period of 2007. Gross profit margin decreased to 5.9% for the second quarter of 2008 compared to 6.7% for the same period of 2007 primarily due to strong margin compression from rising input costs. Selling, general and administrative expenses were $9.5 million for the second quarter of 2008, compared to $2.8 million for the same period of 2007. The increase is primarily due to operational costs from our Longmen Joint Venture, and accounted for approximately $7.5 million in SG&A expense in the second quarter 2008.

GAAP Net income for the second quarter of 2008 was a loss of $24.3 million compared to $1.9 million for the same period of 2007. On June 30, 2008 the fair value of derivative liabilities was recalculated and created a charge which amounted to $28.7 million, or $0.82 per diluted share.

Net income excluding this loss increased 113% to $4.5 million with earnings of $0.13 per share, based on 34.9 million diluted shares compared to $1.9 million for the same period of 2007 with earnings of $0.06 per share, based on 31.4 million diluted shares.

Six Month Financial Results

Net sales for the six months ended June 30, 2008 were approximately $678.6 million compared to $158.9 million in the same period of 2007, an increase of 327.0%. Cost of sales increased to $642.7 million for the second quarter of 2008 compared to $149.0 million for the same period of 2007, an increase of 331%.

Gross profit for the six months ended June 30, 2008 was approximately $35.9 million, an increase of 266.3% or $26.1 million from $9.8 million for the same period of 2007. Gross profit margin decreased to 5.3% for the six months ended June 30, 2008 from 6.2% for the same period of 2007. Selling, general and administrative expenses were $16.0 million for the six months ended June 30, 2008, compared to $3.5 million for the same period of 2007. The operations of the Longmen Joint Venture accounted for approximately $11.9 million in SG&A expense in the second quarter 2008.

GAAP Net income for the six months ended June 30, 2008 was a loss of $22.1 million compared to $2.4 million for the same period of 2007. On June 30, 2008 the fair value of derivative liabilities was recalculated and created a charge which amounted to $26.9 million, or $0.77 per diluted share.

Net income excluding this loss increased to $4.8 million with earnings of $0.14 per share, based on 34.8 million diluted shares compared to $2.4 million for the same period of 2007 with earnings of $0.08 per share, based on 31.4 million diluted shares.

Balance Sheet

Cash and restricted cash at June 30, 2008 were $128.3 million. Common shares outstanding at June 30, 2008 were 34.9 million. Accounts receivable and accounts receivable-related party were $63.2 million as of June 30, 2008 compared to $11.8 million on December 31, 2007.

Growth Strategy

General Steel is striving to become one of the largest non-government owned steel companies in China:

—	Acquire Chinese steel companies and increase their profitability and efficiencies with the infusion of applied western management practices, advanced production technologies and capital resources.

—	Grow through aggressive mergers, joint ventures and acquisitions targeting state-owned enterprise steel companies and selected entities with outstanding potential.

Explanation of Non-Cash Derivative Expenses

Pursuant to SFAS 133 and EITF 00-19, the Company determined that both the warrants and the conversion option embedded in the Notes issued on December 13, 2007 met the definition of a derivative instrument and must be carried as a liability and marked to market each reporting period. As such, depending upon the price of the Company's common stock at the end of the quarter or year there could be an associated gain or loss which are non-cash in nature but will be recurring until such time as the notes are either redeemed or converted and the warrants are exercised.

As of June 30, 2008, the balance of derivative liabilities was $53.6 million, which consisted of $14.3 million for the warrants and $39.3 million for the conversion option, and the carrying value of the Notes was $7.1 million.

Conference Call

The earnings conference call will take place at 8:30 a.m. EDT on Thursday, August 14, 2008. Interested participants in the United States should call 1-800- 860-2442. Callers should utilize the pass code: General Steel Call.

This conference call will be broadcast live over the Internet and can be accessed by clicking this link: http://www.videonewswire.com/event.asp?id=50833

For those unable to participate during the live broadcast, a replay will be available shortly after the call on General Steel Holdings' website http://www.gshi-steel.com for 90 days through November 21, 2008.

About General Steel Holdings, Inc.

General Steel Holdings, Inc., headquartered in Beijing, operates a diverse portfolio of Chinese steel companies. With 4.8 million tons aggregate production capacity, its companies serve various industries and produce a variety of steel products including rebar, hot-rolled carbon and silicon sheet, spiral-weld pipe and high speed wire. The Company has steel operations in Shaanxi province, Inner Mongolia Autonomous Region, Guangdong Province and Tianjin municipality.

Information Regarding Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs about future events and financial, political and social trends and assumptions it has made based on information currently available to it. The Company cannot assure that any expectations, forecasts or assumptions made by management in preparing these forward-looking statements will prove accurate, or that any projections will be realized. Such forward-looking statements may be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Actual results may vary materially from those expressed or implied by the statements herein. For factors that could cause actual results to vary, perhaps materially, from these forward-looking statements, please refer to the Company's Form 10-K, filed with the Securities and Exchange Commission, and other subsequent filings. Forward-looking statements contained herein speak only as of the date of this release. The Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether to reflect new information, future events or otherwise.

— Financial Tables to Follow —

GENERAL STEEL HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2008 AND DECEMBER 31, 2007

	June 30,	December 31,
	2008	2007
	(Unaudited)

A S S E T S

CURRENT ASSETS:

Cash	$26,910,158	$43,713,346
Restricted cash	101,352,891	8,391,873
Accounts receivable, net of allowance for doubtful accounts of $276,101 and $148,224 as of June 30, 2008 and December 31,2007	26,118,539	11,225,678
Accounts receivable - related parties	37,126,645	565,631
Notes receivable	18,895,361	4,216,678
Notes receivable - restricted	—	12,514,659
Short term loan receivable - related parties	—	1,233,900
Other receivables	3,776,407	1,280,853
Other receivables - related parties	520,264	1,913,448
Dividend receivable	627,042	—
Inventories	137,440,721	77,928,925
Advances on inventory purchases	53,566,234	58,170,474
Advances on inventory purchases - related parties	19,343,195	9,944,012
Prepaid expenses - current	1,499,850	1,059,866
Prepaid expenses related party - current	52,524	49,356
Deferred tax assets	860,140	399,751
Deferred notes issuance cost	5,108,617	3,564,546
Deferred compensation expense	433,198,588	236,172,996

PLANT AND EQUIPMENT, net	400,720,970	218,263,367

OTHER ASSETS:
Advances on equipment purchases	95,834	742,061
Investment in unconsolidated subsidiaries	9,875,972	822,600
Prepaid expenses - non current	534,268	506,880
Prepaid expenses related party - non current	236,358	142,467
Intangible assets, net of accumulated amortization	24,883,346	21,756,709

Total other assets	35,625,778	23,970,717

Total assets	$869,545,336	$478,407,080

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable	$159,824,445	$102,241,708
Accounts payable - related parties	8,237,683	14,302,738
Short term loans - bank	85,565,694	93,019,608
Short term loans - others	72,383,213	19,156,070
Short term loans - related parties	7,309,590	7,317,027
Short term notes payable	155,708,387	15,163,260
Other payables	9,050,597	3,343,684
Other payable - related parties	967,165	2,126,383
Accrued liabilities	10,728,642	5,248,863
Customer deposits	137,476,284	37,872,698
Customer deposits - related parties	5,690,541	9,211,736
Deposits due to sales representatives	2,181,205	3,068,298
Taxes payable	32,288,459	27,576,240
Investment payable	7,003,200	6,580,800
Distribution payable to minority shareholder	2,381,458	2,820,803
Total current liabilities	696,796,563	349,049,916

NOTES PAYABLE, net of debt discount $32,933,400	7,066,600	5,440,416

DERIVATIVE LIABILITIES	53,599,177	28,483,308

Total liabilities	757,462,340	382,973,640

MINORITY INTEREST	67,349,806	42,044,266

SHAREHOLDERS' EQUITY:
Preferred stock, $0.001 par value, 50,000,000 shares authorized 3,093,899 shares issued and outstanding	3,093	3,093
Common Stock, $0.001 par value, 200,000,000 shares authorized, 34,948,765 and 34,634,765 shares issued and outstanding as of June 30, 2008 and December 31, 2007, respectively	34,949	34,635
Paid-in-capital	26,192,979	23,429,153
Retained earnings	(44,539)	22,686,590
Statutory reserves	4,280,688	3,632,325
Stock receivable
Contribution receivable	(959,700)	(959,700)
Accumulated other comprehensive income	15,225,720	4,563,078

Total shareholders' equity	44,733,190	53,389,174

Total liabilities and shareholders' equity	$869,545,336	$478,407,080

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)

FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2008 AND 2007 (UNAUDITED)

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007

REVENUES	$277,514,917	$121,254,744	$456,007,084	$158,862,715

REVENUES – RELATED PARTIES	109,514,019	—	222,587,851	—

TOTAL REVENUES	387,028,936	121,254,744	678,594,935	158,862,715

COST OF SALES	259,734,698	113,141,376	426,449,361	149,016,342

COST OF SALES - RELATED PARTIES	104,425,433	—	216,294,654	—

TOTAL COST OF SALES	364,160,131	113,141,376	642,744,015	149,016,342

GROSS PROFIT	22,868,805	8,113,368	35,850,920	9,846,373

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,503,221	2,844,411	16,036,042	3,474,611

INCOME FROM OPERATIONS	13,365,584	5,268,957	19,814,878	6,371,762

OTHER EXPENSE (INCOME)

Interest income	(877,099)	(57,810)	(1,457,417)	(89,465)

Interest/finance expense	6,289,868	1,756,992	12,276,375	2,397,850
Change in fair value of derivative liabilities	27,786,632	—	25,115,869	—
Other nonoperating (income) expense, net	(649,871)	(458,040)	(1,019,142)	(846,567)
Total other expense, net	32,549,530	1,241,142	34,915,685	1,461,818

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES AND MINORITY INTEREST	(19,183,946)	4,027,815	(15,100,807)	4,909,944

PROVISION FOR INCOME TAXES

Current	1,292,890	1,206,612	1,959,246	1,333,882

Deferred	(206,100)	—	(422,633)	—
Total provision for income taxes	1,086,790	1,206,612	1,536,613	1,333,882

NET INCOME (LOSS) BEFORE MINORITY INTEREST	(20,270,736)	2,821,203	(16,637,420)	3,576,062

LESS MINORITY INTEREST	4,000,490	927,902	5,445,346	1,207,896

NET INCOME (LOSS)	(24,271,226)	1,893,301	(22,082,766)	2,368,166

OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustments	6,339,703	374,568	10,662,642	598,119

COMPREHENSIVE INCOME (LOSS)	$(17,931,523)	$2,267,869	$(11,420,124)	$2,966,285

WEIGHTED AVERAGE NUMBER OF SHARES

Basic	34,928,576	31,444,665	34,883,740	31,444,665

Diluted	34,928,576	31,444,665	34,883,740	31,444,665

EARNING PER SHARE

Basic	$(0.695)	$0.060	$(0.633)	$0.075

Diluted	$(0.695)	$0.060	$(0.633)	$0.075

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007 (UNAUDITED)

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:

Net (loss) income	$(22,082,766)	$2,368,166
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Minority interest	5,445,346	1,207,896
Depreciation	8,868,941	1,979,184
Amortization	444,670	194,830
Loss on disposal of equipment	—	118,528
Stock issued for services and compensation	1,199,640	23,760
Interest expense accrued on mandatory redeemable stock	—	114,726
Amortization of deferred note issuance cost	20,429	—
Amortization of discount on convertible notes	1,626,184	—
Change in fair value of derivative instrument	25,115,869	—
Deferred tax assets	(422,633)	—
Changes in operating assets and liabilities
Accounts receivable	(13,657,403)	499,590
Accounts receivable – related parties	(21,068,625)	—
Notes receivable	(13,961,703)	(212,753)
Other receivables	(1,219,840)	(152,646)
Other receivables – related parties	1,471,397	(814,100)
Loan receivable	1,276,560	—
Inventories	(44,931,442)	(843,369)
Advances on inventory purchases	33,110,981	248,632
Advances on inventory purchases - related parties	(8,517,117)	(25,403,755)
Prepaid expense - current	(245,115)	(111,573)
Prepaid expense - non current	11,443	—
Prepaid expense - non current - related parties	(82,388)	—
Accounts payable	1,188,213	14,049,429
Accounts payable – related parties	1,440,412	—
Other payables	(2,250,089)	808,677
Other payable - related parties	(1,208,217)	(13,990,128)
Accrued liabilities	2,598,366	7,981,708
Dividends payable	(391,165)	—
Customer deposits	90,831,063	771,354
Customer deposits – related parties	(3,998,027)	7,247,099
Taxes payable	(4,147,173)	14,610,931
Net cash provided by operating activities	36,465,809	10,696,186

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash acquired from subsidiary	1,256,385	426,387
Increase in investment payable	—	6,226,080
Deposits due to sales representatives	(1,053,871)	(355,405)
Proceeds from short term investment	2,340,360	—
Advance on equipment purchases	674,550	(1,941,624)
Equipment purchases	(93,010,997)	(1,350,225)
Cash proceeds from sale of equipment	—	39,442
Intangible assets purchases	(186,623)	—
Payment to original shareholders	(7,092,000)	—
Net cash (used in) provided by investing activities	(97,072,197)	3,044,655

CASH FLOWS FINANCING ACTIVITIES:
Restricted cash	(55,759,041)	(5,188,741)
Notes receivable - restricted	12,947,333	—
Borrowings on short term loans - bank	27,141,084	25,727,979
Payments on short term loans - bank	(41,610,454)	(30,165,358)
Borrowings on short term loans - related parties	7,106,184	25,942,000
Borrowings on short term loan - others	42,641,359	—
Payments on short term loans - others	(33,772,944)	—
Borrowings on short term notes payable	109,642,320	13,437,956
Payments on short term notes payable	(26,325,504)	(8,249,556)
Cash contribution received from minority shareholders	—	778,260
Net cash provided by financing activities	42,010,337	22,282,540

EFFECTS OF EXCHANGE RATE CHANGE IN CASH	1,792,862	1,449,773

INCREASE (DECREASE) IN CASH	(16,803,188)	37,473,154

CASH, beginning of period	43,713,346	6,831,549

CASH, end of period	$26,910,158	$44,304,703

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

	Preferred stock		Common stock
		Par		Par	Paid-in
	Shares	Value	Shares	value	capital

BALANCE, January 1, 2007	—	$—	31,250,000	$31,250	$6,871,358

Net income
Preferred stock issued for acquisition of minority interest, net of dividend distribution to Victory New	3,092,899	3,093			8,370,907
Common stock issued for conversion of redeemable stock, $1.95/share			176,665	177	344,328
Common stock issued for service, $1.32/share			18,000	18	23,742
Foreign currency translation adjustments

BALANCE, June 30, 2007, unaudited	$3,092,899	$3,093	$31,444,665	$31,445	$15,610,335

Net income Adjustment to statutory reserve Registered Capital to be received from Baotou Steel by 05/21/09

Conversion of redeemable stock, $1.95			1,000,000	1,000	1,948,992

Conversion of warrants, $2.50			2,120,000	2,120	5,297,880

Common stock issued for compensation, $8.16			70,100	70	571,946
Foreign currency translation gain

BALANCE, December 31, 2007	$3,092,899	$3,093	$34,634,765	$34,635	$23,429,153

Net loss
Adjustment to statutory reserve
Common stock issued for compensation, $7.16			76,600	77	548,379
Common stock issued for compensation, $10.43			150,000	150	1,564,350
Common stock issued for compensation, $6.66			87,400	87	581,997
Common stock transferred by CEO for compensation, $6.91					69,100
Foreign currency translation adjustments

BALANCE, June 30, 2008, unaudited	$3,092,899	$3,093	$34,948,765	$34,949	$26,192,979

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

	Retained earnings
	Statutory
	Reserves	Unrestricted

BALANCE, January 1, 2007	$1,107,010	$4,974,187

Net income		2,368,166
Preferred stock issued for acquisition of minority interest , net of dividend distribution to Victory New		(2,188,203)
Common stock issued for conversion of redeemable stock, $1.95/share
Common stock issued for service, $1.32/share
Foreign currency translation adjustments

BALANCE, June 30, 2007, unaudited	1,107,010	5,154,150

Net income		20,057,755
Adjustment to statutory reserve	2,525,315	(2,525,315)
Registered Capital to be received from Baotou Steel by 05/21/09
Common stock issued for acquisition net of dividend distribution to Tianjin Victory New
Conversion of redeemable stock, $1.95
Conversion of warrants, $2.50
Common stock issued for compensation, $8.16
Foreign currency translation gain

BALANCE, December 31, 2007	$3,632,325	$22,686,590

Net loss		(22,082,766)
Adjustment to statutory reserve	648,363	(648,363)
Common stock issued for compensation, $7.16
Common stock issued for compensation, $10.43
Common stock issued for compensation, $6.66
Common stock transferred by CEO for compensation, $6.91
Foreign currency translation adjustments

BALANCE, June 30, 2008, unaudited	$4,280,688	$(44,539)

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

		Accumulated
		Other
	Subscriptions	comprehensive
	receivable	Income	Totals

BALANCE, January 1, 2007	$—	$1,076,688	$14,060,493

Net income			2,368,166
Preferred stock issued for acquisition of minority interest , net of dividend
Distribution to Victory New			6,185,797
Common stock issued for conversion of redeemable stock, $1.95/share			344,505
Common stock issued for service, $1.32/share			23,760
Foreign currency translation adjustments		598,119	598,119

BALANCE, June 30, 2007, unaudited	$—	$1,674,807	$23,580,840

Net income			20,057,755
Adjustment to statutory reserve			—
Registered Capital to be received from			—
Baotou Steel by 05/21/09	(959,700)		(959,700)

Conversion of redeemable stock, $1.95			1,949,992
Conversion of warrants, $2.50			5,300,000
Common stock issued for compensation, $8.16			572,016
Foreign currency translation gain		2,888,271	2,888,271

BALANCE, December 31, 2007	$(959,700)	$4,563,078	$53,389,174

Net loss
Adjustment to statutory reserve			(22,082,766)

Common stock issued for compensation, $7.16			548,456
Common stock issued for compensation, $10.43			1,564,500
Common stock issued for compensation, $6.66			582,084
Common stock transferred by CEO for compensation, $6.91
Foreign currency translation adjustments		10,662,642	10,662,642

BALANCE, June 30, 2008, unaudited	$(959,700)	$15,225,720	$44,733,190

For more information, please contact:

Ross Warner, General Steel Holdings, Inc.
Tel: +86-10-5879-7346 (Beijing)
Email: ross.warner@gshi-steel.com
Skype: ross.warner.generalsteel

Ted Haberfield, HC International, Inc.
Tel: +1-760-755-2716 (USA)
Email: thaberfield@hcinternational.net
Web: hcinternational.net